UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 25, 2021

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 25, 2021, effective immediately, our Board of Directors (the “Board”) approved an increase in the size of the Board to seven people and appointed Corinna E. Lathan, Ph.D. to serve as a director of the Company, with Dr. Lathan’s term to expire as of our 2022 Annual Meeting of Stockholders.

Dr. Lathan has over twenty years of experience as a leader and technology innovator with deep expertise in human-technology interfaces for robotics and mobile technology platforms. She co-founded AnthroTronix, a biomedical engineering research and development company that creates diverse products in robotics, digital health, wearable technology, and augmented reality, and has led it as Board Chair and CEO for over 20 years. She currently serves on the board of PTC, Inc. (Nasdaq: PTC), a global technology provider of Internet of Things and Augmented Reality platforms, and is a member of its Audit and Cybersecurity Committees. In addition, Dr. Lathan previously served as Associate Professor of Biomedical Engineering at The Catholic University of America and as Adjunct Professor of Aerospace Engineering at the University of Maryland, College Park. Dr. Lathan holds a Bachelor’s degree in Biopsychology and Mathematics from Swarthmore College, a Master’s degree in Aeronautics and Astronautics and Ph.D. in Neuroscience from the Massachusetts Institute of Technology.

No “family relationship,” as the term is defined in Item 401(d) of Regulation S-K, exists among Dr. Lathan, on the one hand, and any of the Company’s directors or executive officers, on the other hand.

On December 28, 2021, the Company issued a press release announcing the appointment of Dr. Lathan to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Jack Peurach
Name:	Jack Peurach
Title:	Chief Executive Officer

Dated: December 28, 2021